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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2004

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

                 KANSAS                                       48-1070996
     (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                      Identification No.)

               11935 RILEY
          OVERLAND PARK, KANSAS                              66225-6128

(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (913) 338-1000



























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    ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



        (c) EXHIBITS

            99.1 Press Release Dated January 14, 2004.



    ITEMS 9 AND 12.  REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
       FINANCIAL CONDITION.

        On January 14, 2004, Blue Valley Ban Corp issued a press release announcing financial results for its fiscal annual and fourth quarter ended December 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Regulation FD and Item 12 of Form 8-K.









                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 BLUE VALLEY BAN CORP


         Date:  January 14, 2004                 By:  /s/  Mark A. Fortino
                                                      --------------------------
                                                      Mark A. Fortino, Treasurer